Exhibit 10.56

INFORMATION IN THIS EXHIBIT IDENTIFIED BY BRACKETS IS CONFIDENTIAL AND HAS BEEN EXCLUDED PURSUANT TO ITEM 601(B)(10)(IV) OF REGULATION S-K BECAUSE IT IS BOTH (I) NOT MATERIAL AND (II) THE TYPE THAT FEDEX TREATS AS PRIVATE OR CONFIDENTIAL.

Supplemental Agreement No. 3

to

Purchase Agreement No. 3712

between

The Boeing Company

And

Federal Express Corporation

Relating to Boeing Model 767-3S2F Aircraft

THIS SUPPLEMENTAL AGREEMENT, entered into as of the December 11, 2012 by and between THE BOEING COMPANY (Boeing) and FEDERAL EXPRESS CORPORATION (Customer);

W I T N E S S E T H:

A. WHEREAS, the parties entered into that certain Purchase Agreement No. 3712, dated December 14, 2011 (Purchase Agreement), relating to the purchase and sale of certain Boeing Model 767-3S2F Aircraft (the Aircraft); and

B. WHEREAS, Customer desires to add four (4) new firm Aircraft to the Purchase Agreement, with delivery dates as follows;

Delivery Month & Year for new firm Aircraft
[ * ]
[ * ]
[ * ]
[ * ]

*

Blank spaces contained confidential information that has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K because it is both (i) not material and (ii) the type that FedEx treats as private or confidential.

Supplemental Agreement 3 to

Purchase Agreement No. 3712

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree to supplement the

Purchase Agreement as follows:

All terms used herein and in the Purchase Agreement, and not defined herein, shall have the same meaning as in the Purchase Agreement.

1.	Remove and replace, in its entirety, the Table of Contents with the revised Table of Contents attached hereto to reflect the changes made by this Supplemental Agreement No. 3.

2.

Boeing and Customer acknowledge and agree that, upon execution of this Supplemental Agreement, the four (4) new firm Aircraft described in Recital Paragraph B (i) are hereby added to the Purchase Agreement, (ii) are added to Table 1-A1, (iii) are considered Block C Aircraft, (iv) have the business terms described in letter agreement FED-PA-03712-LA-1208949 and (v) [*]. The Block C Aircraft will be deemed “Aircraft” for all purposes under the Purchase Agreement except as described herein.

3.	Remove and replace, in its entirety, Table 1-A1 with a revised Table 1-A1 attached hereto to add the four (4) new Aircraft described in Recital Paragraph B.

4.

Remove and replace, in its entirety, letter agreement FED-PA-03712-LA-1106584R1 with a revised letter agreement FED-PA-03712-LA-1106584R2 attached hereto to include aircraft performance guarantees applicable to Aircraft listed in Table 1-A1.

5.

As a result of the changes incorporated in this Supplemental Agreement No. 3, Customer will owe payment to Boeing in the amount of (i) [*] applicable to the four (4) firm Aircraft referenced in Recital Paragraph B, which amount is [*]. The parties agree that this payment may be satisfied by [*] as of the date of this Supplemental Agreement, as documented under paragraph 8 of Supplemental Agreement No. 22 under purchase agreement 3157.

6.

The [*] payments of [*] will continue to be treated under the Purchase Agreement as [*] payments, except that such funds shall be [*] no later than [*]. Funds [*] as aforesaid will cease to be [*] under the Purchase Agreement. [*]. For clarity, the terms “pre-delivery payment(s)”, “PDP(s)” and “advance payment(s)” are used on an interchangeable basis.

*

Blank spaces contained confidential information that has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K because it is both (i) not material and (ii) the type that FedEx treats as private or confidential.

Supplemental Agreement 3 to

Purchase Agreement No. 3712

7.

This Supplemental Agreement No. 3 to the Purchase Agreement shall not be effective unless (i) executed and delivered by the parties on or prior to December 11, 2012 and (ii) Customer and Boeing execute and deliver Supplemental Agreement No. 22 to Purchase Agreement No. 3157 on or before December 11, 2012.

EXECUTED as of the day and year first above written.

THE BOEING COMPANY		FEDERAL EXPRESS CORPORATION

By:	/s/ STUART C. ROSS	By:	/s/ PHILLIP C. BLUM

Its:	Attorney-In-Fact	Its:	Vice President Aircraft Acquisition

TABLE OF CONTENTS

		SA Number
ARTICLES
1	Quantity, Model and Description
2	Delivery Schedule
3	Price
4	Payment
5	Additional Terms

TABLES
1-A	Firm Aircraft Information Table	1
1-A1	Block C Aircraft Information Table	3
1-B	Exercised Option Aircraft Information Table	2
1-B1	Exercised Block D Option Aircraft Table	2
1-C	Exercised Purchase Right Aircraft Information Table	2

EXHIBIT
A	Aircraft Configuration	2
B	Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS
AE1	Escalation Adjustment/Airframe and Optional Features
BFE1	BFE Variables	2
CS1	Customer Support Variables
EE1	Engine Escalation, Engine Warranty and Patent Indemnity
SLP1	Service Life Policy Components

FED-PA-03712		November 29, 2012
SA - 3

BOEING PROPRIETARY

		SA Number
LETTER AGREEMENTS
LA-1106151R1	LA- [ * ] Special Matters – Option Aircraft	1
LA-1106152	LA- [ * ] Special Matters – Firm Aircraft
LA-1106153	LA-Liquidated Damages Non-Excusable Delay
LA-1106154R1	LA-Firm Aircraft Delivery Matters	1
LA-1106155	LA-Open Configuration Matters
LA-1106156R1	LA-Option Aircraft	1
LA-1106157	AGTA Amended Articles
LA-1106158R1	LA- Purchase Right Aircraft	1
LA-1106159R1	LA- Special Matters Concerning [ * ]	1
LA-1106160	LA-Spare Parts Initial Provisioning
LA-1106163	LA-Demonstration Flight Waiver
LA-1106177	[ * ]
LA-1106207R1	LA-Special Matters Firm Aircraft	1
LA-1106208R1	LA-Special Matters Option Aircraft	1
LA-1106574	LA- Deviation from [ * ]
LA-1106584R2	LA- Performance Guarantees	3
LA-1106586	LA-Miscellaneous Matters
LA-1106614	LA-Special Matters Purchase Right Aircraft
LA-1106824	LA-Customer Support Matters
LA-1208292	LA- [ * ] Special Matters – Block B and C Aircraft	1
LA-1208296	LA-Special Matters Exercised Block D Option Aircraft	1
LA-1208949	LA-Special Matters Block C Aircraft in Table 1-A1	1
6-1162-SCR-146	LA Special Provisions concerning Block B Aircraft	1

*

Blank spaces contained confidential information that has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K because it is both (i) not material and (ii) the type that FedEx treats as private or confidential.

FED-PA-03712		November 29, 2012
SA - 3

BOEING PROPRIETARY

SUPPLEMENTAL AGREEMENTS	DATED AS OF:

Supplemental Agreement No. 1	June 29, 2012

Supplemental Agreement No. 2	October 8, 2012

Supplemental Agreement No. 3	December 11, 2012

FED-PA-03712		November 29, 2012
SA - 3

BOEING PROPRIETARY

The Boeing Company P.O. Box 3707 Seattle, WA 98124-2207

FED-PA-03712-LA-1106584R2

Federal Express Corporation

3610 Hacks Cross Road

Memphis, TN 38125

Subject:	Aircraft Performance Guarantees

Reference:	Purchase Agreement No. 3712 (Purchase Agreement) between The Boeing Company (Boeing) and Federal Express Corporation (Customer) relating to Model 767-3S2F firm aircraft listed on Table 1-A and Table 1-A1 or as otherwise agreed by Boeing and Customer in writing (Aircraft)

This letter agreement (Letter Agreement) amends and supplements the Purchase Agreement. In addition, this Letter Agreement cancels and supersedes FED-PA-03712-LA-1106584R1 in its entirety. All terms used but not defined in this Letter Agreement shall have the same meaning as in the Purchase Agreement.

Boeing agrees to provide Customer with the performance guarantees in the Attachment. These guarantees [ * ] expire upon delivery of the Aircraft to Customer. Customer agrees to limit the remedy for non-compliance of any performance guarantee to the terms in Letter Agreements No. FED-PA-03712-LA-1106153 entitled “Liquidated Damages – Non-Excusable Delay” and FED-PA-03712-LA-1106574 entitled “Agreement for Deviation [ * ].”

Confidential Treatment.

Customer understands that Boeing considers certain commercial and financial information contained in this Letter Agreement as confidential. Each of Customer and Boeing agree that it will treat this Letter Agreement and the information contained herein as confidential. Customer agrees to limit the disclosure of the contents of this Letter Agreement to employees of Customer with a need to know and who understand that they are not to disclose its content to any other person or entity without the prior written consent of Boeing. Notwithstanding the foregoing, Customer may disclose this Letter Agreement and the terms and conditions herein to its parent company, FedEx Corporation, to the Board of Directors of its parent corporation, FedEx Corporation, to its professional advisors under a duty of confidentiality with respect thereto, and as required by law.

*

Blank spaces contained confidential information that has been excluded pursuant to Item 601(b)(10)(iv) of Regulation S-K because it is both (i) not material and (ii) the type that FedEx treats as private or confidential.

FED-PA-037112-LA-1106584R2		November 29, 2012
Aircraft Performance Guarantees		Page 1

BOEING PROPRIETARY

Very truly yours,

THE BOEING COMPANY

By	/s/ STUART C. ROSS

Its	Attorney-In-Fact

ACCEPTED AND AGREED TO this

Date: December 11, 2012

FEDERAL EXPRESS CORPORATION

By	/s/ PHILLIP C. BLUM

Its	Vice President Aircraft Acquisition

FED-PA-03712-LA-1106584R2		November 29, 2012
Aircraft Performance Guarantees		Page 2

BOEING PROPRIETARY

Attachment to Letter Agreement

No. FED-PA-03712-LA-1106584R2

CF6-80C2B6F Engines

MODEL 767-300 FREIGHTER PERFORMANCE GUARANTEES

FOR FEDERAL EXPRESS CORPORATION

SECTION	CONTENTS
1	AIRCRAFT MODEL APPLICABILITY
2	FLIGHT PERFORMANCE
3	MANUFACTURER’S EMPTY WEIGHT
4	SOUND LEVELS
5	AIRCRAFT CONFIGURATION
6	GUARANTEE CONDITIONS
7	GUARANTEE COMPLIANCE
8	EXCLUSIVE GUARANTEES

Omitted Attachments

Certain attachments to this exhibit regarding delivery and pricing of certain B767F aircraft manufactured by The Boeing Company for FedEx have been omitted pursuant to Item 601(a)(5) of Regulation S-K because the information contained therein is not material and is not otherwise publicly disclosed. FedEx will furnish supplementally copies of these attachments to the Securities and Exchange Commission or its staff upon request.

P.A. No. 3712
AERO-B-BBA4-M11-1089B	BOEING PROPRIETARY	SS12-0336